CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Jun. 30, 2012	Jun. 30, 2011
Accounts receivable, allowance for doubtful accounts	$ 303	$ 181
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	50,000	50,000
Common stock, shares issued	24,485	24,485
Common stock, shares outstanding	24,062	24,062